UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 10, 2024

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 12, 2024, Customers Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) under Item 5.02 to disclose the promotion of Philip Watkins to Chief Financial Officer of the Company in place of Carla A. Leibold, who had served as the Company’s Executive Vice President and Chief Financial Officer since November 2018.

This Amendment (“Amendment”) to the Original Filing is being filed solely for the purpose of disclosing, in accordance with the Agreement and Mutual General Release entered into by and between the Company and Ms. Leibold on April 25, 2024 (“Agreement”), that the Company and Ms. Leibold have agreed that the termination of her employment with the Company was a separation by mutual agreement.

Additional information regarding the Agreement is contained in the Current Report on Form 8-K filed by the Company on April 25, 2024. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2024, Carla A. Leibold’s employment as Executive Vice President and Chief Financial Officer of the Company terminated. Pursuant to the terms of the Agreement, the Company and Ms. Leibold have agreed that the termination of Ms. Leibold’s employment is a separation by mutual agreement. Ms. Leibold has represented to the Company that she is not aware of any facts that constitute or might constitute violations of the Company’s legal or regulatory obligations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Andrew Sachs
Name: Andrew Sachs
Title: Executive Vice President - General Counsel and Corporate Secretary

Date: April 25, 2024